UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2010, The AES Corporation (the “Company”) entered into an Amendment No. 2 (the “Amendment No. 2”) to the Fourth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2008, among the Company, various subsidiary guarantors and various lending institutions (the “Existing Credit Agreement”) that amends and restates the Existing Credit Agreement (as so amended and restated by the Amendment No. 2, the “Fifth Amended and Restated Credit Agreement”). The Fifth Amended and Restated Credit Agreement adjusts the terms and conditions of the Existing Credit Agreement, including the following changes:

•	the aggregate commitment for the revolving credit loan facility is increased to $800 million from $605 million as of June 23, 2010 and $785 million prior to that date;

•	the final maturity date of the revolving credit loan facility is extended to January 29, 2015 from July 5, 2011;

•

the interest rate margin applicable to the revolving credit loan facility is based on the credit rating assigned to the loans under the credit agreement, with pricing currently at LIBOR + 3.00%, a 0.50% decrease;

•	there is an undrawn fee of 0.625% per annum;

•

the Company may incur a combination of additional term loan and revolver commitments so long as total term loan and revolver commitments (including those currently outstanding) does not exceed $1,400,000,000: and

•	The cap on first lien debt set forth in the negative pledge was increased from $1,750,000 to $3,000,000.

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2, dated as of July 29, 2010, to the Fourth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2008.

10.1.A	Fifth Amended and Restated Credit and Reimbursement Agreement dated as of July 29, 2010 among The AES Corporation, a Delaware corporation, the Subsidiary Guarantors listed therein, the Banks listed on the signature pages thereof, Citicorp USA, Inc., as Administrative Agent, Citibank, N.A. as Collateral Agent, Citigroup Global Markets Inc., as Lead Arranger and Book Runner, Banc of America Securities LLC, as Lead Arranger and Book Runner and Co-Syndication Agent, Barclays Capital, as Lead Arranger and Book Runner and Co-Syndication Agent, RBS Securities Inc., as Lead Arranger and Book Runner and Co-Syndication Agent, RBS Securities Inc., as Lead Arranger and Book Runner and Co-Syndication Agent, and Union Bank, N.A., as Lead Arranger and Book Runner and Co-Syndication Agent.

10.1.B	Appendices and Exhibits to the Fifth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2010

THE AES CORPORATION

By:	/s/ VICTORIA D. HARKER
Name:	Victoria D. Harker
Title:	Executive Vice President & Chief Financial Officer